UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2026

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On August 6, the Board of Directors of Commercial Vehicle Group, Inc. (the “Company”) promoted Angie O’Leary, age 45, to EVP, Chief Financial Officer, effective immediately.
Since March 2026, Ms. O'Leary has served as Interim Chief Financial Officer, and prior to that, since December 2020, served as the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer. Prior to joining the Company, Ms. O’Leary held several leadership roles at Vertiv Holdings Co from May 2017 to December 2020, including Interim Corporate Controller. Earlier in her career, Ms. O’Leary held several roles at Deloitte & Touche LLP beginning in January 2004, culminating in the role of Senior Manager – Audit, from August 2010 to May 2017.
In 2003, Ms. O’Leary obtained a Bachelor of Science degree in Business Administration and a Master of Accounting from The Ohio State University. Ms. O’Leary has been a Certified Public Accountant (active status) since 2005.
In connection with Ms. O’Leary’s appointment as Chief Financial Officer, the compensation committee of the board of directors of the Company approved Ms. O’Leary’s compensation as follows: base salary $425,000, target bonus percentage of 65% of her base salary, long-term incentive award opportunity of no less than 120% of annual base salary beginning in 2027, and severance payment upon change in control of the Company equal to 12 months.
A copy of Ms. O’Leary’s offer letter is attached hereto as Exhibit 10.01 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such offer letter.
There are no family relationships between Ms. O’Leary and any director or executive officer of the Company, and there are no transactions between Ms. O’Leary and the Company that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
On August 10, 2026, the Company issued a press release announcing the promotion of Ms. O’Leary to EVP, Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 is being furnished pursuant to Regulation FD and no part shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No	Exhibit Description

10.01	Offer Letter of Ms. O’Leary, dated August 6, 2026.
99.1	Press Release dated August 10, 2026.
104	Cover Page Interactive Data File (embedded in the cover page form).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

August 10, 2026	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	Chief Legal Officer